REVOLVING CREDIT AGREEMENT


REVOLVING CREDIT AGREEMENT dated as of the 31st day of August, 1998 (the "EXECUTION DATE") and executed by and between:

  SAUCONY, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, with its principal offices located at 13 Centennial Drive, Peabody, Massachusetts; and

  STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company with its head office located at 225 Franklin Street, Boston, Massachusetts (the "BANK").

WHEREAS:

A. The Borrower desires to obtain a US$15 million revolving credit facility from the Bank.

B.On the basis of the terms and conditions specified in this Agreement, the Bank is willing to make the loan arrangements described herein.


NOW, THEREFORE, the parties hereto hereby agree as follows:


SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS

1.1. DEFINITIONS. Unless otherwise defined above, capitalized terms used in this Agreement shall have the following meanings assigned to them (such meanings to be equally applicable to both the singular and plural of the terms defined unless otherwise indicated):


ACCOUNTS RECEIVABLE means all accounts receivable and notes, drafts, acceptances, instruments or other evidence of any right to payment for goods sold or leased or services rendered, whether or not earned by performance.

AFFILIATE means any Person directly or indirectly controlling, controlled by, or under common control with, any other Person. For purposes of this Agreement, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the voting stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting stock, by contract or otherwise.

AGREEMENT means this Revolving Credit Agreement, as amended, supplemented, or modified from time to time.

BUSINESS DAY means (i) for all purposes other than as covered by clause (ii) below any day other than a Saturday or a Sunday or a day on which banking institutions in Boston, Massachusetts are authorized or required by law to close; and (ii) with respect to all notices and determinations in connection with the LIBO Rate, any day that is a Business Day described in clause (i) and that is also a day for trading by and between banks in U.S. Dollar deposits in the London interbank market.

CAPITAL EXPENDITURES means, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with GAAP, including all such expenditures with respect to fixed or capital assets (including without limitation expenditures for maintenance and repairs which should be capitalized in accordance with GAAP) and the amount of all leases which have been or should be capitalized on the books of such Person in accordance with GAAP.

CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.


COMMITMENT means the Bank's obligation to make Loans to the Borrower and issue Letters of Credit pursuant to Section 2.1 in the amount referred to therein.

COMMONLY CONTROLLED ENTITY means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or 414(c) of the Code.

COMPLIANCE CERTIFICATE means a certificate in the form of Exhibit A hereto.

CONSOLIDATED NET WORTH means the excess of Consolidated Total Assets over Consolidated Total Liabilities.

CONSOLIDATED TANGIBLE NET WORTH means the (i) excess of Consolidated Total Assets over Consolidated Total Liabilities less (ii) the sum of (a) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under GAAP, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, copyrights, patents and licenses, and rights with respect to the foregoing plus (b) all deferred taxes and other deferred expenses.

CONSOLIDATED TOTAL ASSETS means all assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

CONSOLIDATED TOTAL LIABILITIES means all liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

CURRENT ASSETS means all cash on hand, marketable securities, Accounts Receivable and inventory of the Borrower and its Subsidiaries on a consolidated basis that, in accordance with GAAP, are properly classified as current assets.

CURRENT LIABILITIES means all liabilities of the Borrower and its Subsidiaries on a consolidated basis maturing on demand or within one year from the date as of which Current Liabilities are to be determined, and such other liabilities as may properly be classified as current liabilities in accordance with GAAP.

DEFAULT means any of the events specified in Section 8.1, whether or not any requirement for the giving of notice or lapse of time or both, or any other condition has been satisfied.

DIVIDEND means, with respect to any Person, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of such Person, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of such Person.

EBIT means the consolidated earnings (or loss) from the operations of the Borrower and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with GAAP.

EMPLOYEE BENEFIT PLAN means any employee benefit plan within the meaning of
Section 3(2) of ERISA.

ENVIRONMENTAL LAWS shall have the meaning assigned to such term in Section 4.16(a).

ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

EVENT OF DEFAULT means any of the events specified in Section 8.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

GAAP means generally accepted accounting principles in the United States.

GUARANTOR means each and all of Hyde Inc., Hyde International Services, Ltd., Hyde Transition Corp., Quintana Roo, Inc., Saucony Canada, Inc., Saucony Deutschland Vertriebs GMBH, Saucony SP Pty Ltd., Saucony Sports BV, and Saucony UK, Inc.

GUARANTEE means each and/or all of the Hyde Guaranty, the Hyde International Services Guaranty, the Hyde Transition Corp. Guaranty, the Quintana Roo Guaranty, the Saucony Canada Guaranty, the Saucony Deutschland Guaranty, the Saucony SP Guaranty, the Saucony Sports Guaranty, and the Saucony UK Guaranty.

HAZARDOUS SUBSTANCES has the meaning assigned to that term in Section 4.16(b).

HYDE GUARANTY means the guaranty of the Obligations from Hyde, Inc., in substantially the form of Exhibit B hereto.

HYDE INTERNATIONAL SERVICES GUARANTY means the guaranty of the Obligations from Hyde International Services, Ltd. in substantially the form of Exhibit C hereto.

HYDE TRANSITION CORP. GUARANTY means the guaranty of the Obligations from Hyde Transition Corp., in substantially the form of Exhibit D hereto.

INDEBTEDNESS means, as to any Person, (i) all indebtedness of such Person in respect of (a) borrowed money including, but not limited to, obligations in connection with acceptance facilities and letter of credit facilities and obligations evidenced by bonds, debentures, notes or other similar instruments and (b) the deferred purchase price of property or services (other than trade and service payables incurred in the ordinary course of business and not past due), (ii) all direct or indirect guarantees of such Person in respect of, and all obligations (contingent or otherwise) of such Person to any other person or entity for, borrowed money or for the deferred purchase price of property or services (other than trade and service payables incurred in the ordinary course of business and not past due), (iii) obligations of such Person as lessee under leases which shall have been or ought to be, in accordance with GAAP, recorded as capital leases, and (iv) indebtedness of another person or entity secured by a lien, charge or other encumbrance on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof.

INTEREST EXPENSE means, for the Borrower and its Subsidiaries, on a consolidated basis, for any period, total interest expense for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under hedging agreements to the extent such net costs are allocable to such period in accordance with GAAP.

LETTER OF CREDIT means a commercial documentary letter of credit issued by the Bank for the account of the Borrower and (i) containing an expiration date that is both not more than 180 days after the date of issuance nor after the Termination Date, and (ii) providing for drafts drawn thereunder to be payable not more than 180 days after sight but in no event later than the Termination Date.

LETTER OF CREDIT AGREEMENT means the Continuing Letter of Credit Agreement (Commercial), dated as of the date hereof, by and between the Bank and the Borrower, and in the form of Exhibit E hereto.

LIBO BASE RATE means, with respect to each LIBO Rate Loan, the rate per annum equal to (i) the rate (rounded upwards to the nearest 1/16 of 1%) for U.S. dollar deposits for periods equal to the tenor of such Loan, as it appears on the display page designated as "Telerate British Bankers Assoc. Interest Settlement Rates Page" (Page 3750) on Telerate System Incorporated (or such other page as may replace such page on that service) at or about 11:00 A.M., London time, two Business Days prior to the disbursement date of such Loan.

LIBO RATE means, for any LIBO Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Bank to be equal to the LIBO Base Rate for such Loan divided by a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve system in respect of Eurocurrency Liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D) and any other reserves required to be maintained by the Bank against (i) any category of liabilities that includes deposits by reference to which the LIBO Base Rate is to be determined or (ii) any category of extensions of credit or other assets that includes such Loan.

LIBO RATE LOAN means any Loan with a Maturity Date of at least one month after the disbursement thereof.

LIEN means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

LMCS means the Bank's liquidity management control system as in effect from time to time.

LMCS LOAN means an overnight Loan made by the Bank, in its sole discretion, to the Borrower, pursuant to and as a result of the Borrower's use of LMCS.


LOAN shall have the meaning assigned to such term in Section 2.1.

LOAN DOCUMENTS means this Agreement, the Letter of Credit Agreement, the Note, and the Guarantees.

LOAN REQUEST shall have the meaning assigned to such term in Section 2.3.

MATERIAL ADVERSE EFFECT means a material adverse effect on (i) the business, operations, property, or condition (financial or otherwise) of the Borrower and its Subsidiaries on a consolidated basis, (ii) the validity or enforceability of this Agreement or any of the Loan Documents or the rights or remedies of the Bank hereunder or thereunder, or (iii) the ability of the Borrower or any Guarantor to perform its obligations under this Agreement or any Loan Document.

MATURITY DATE means (i) for all Loans other than LMCS Loans, the date selected by the Borrower at the time of a Loan Request as the maturity date for the Loan being requested, provided that it is on or prior to the Termination Date, and, in addition is either (a) within thirty days of the disbursement date of the Loan, or (b) any of exactly one, two or three months after the disbursement date thereof, and (ii) for all LMCS Loans, the day after the Loan is made.

MULTIEMPLOYER PLAN means a Plan described in Section 4001(a)(3) of ERISA.
NET INCOME means the consolidated earnings (or loss) from the operations of the Borrower and its Subsidiaries for any period, after all income taxes, expenses and other proper charges, determined in accordance with GAAP.

NOTE means the promissory note in the form of Exhibit F hereto evidencing the Borrower's obligation to repay the Loans.

OBLIGATION means any and all obligations of the Borrower to the Bank of every kind and description, direct or indirect, absolute or contingent, primary or otherwise, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument, if any, they may be evidenced, and includes obligations to perform acts and refrain from taking action as well as obligations to pay money.

PBGC means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

PERSON means any corporation, business trust, partnership, joint venture, joint stock company, trust, unincorporated association, governmental authority, individual or other person or entity of any kind.

PLAN means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

PRIME RATE means the rate of interest designated by the Bank from time to time at its head office as its prime rate for U.S. Dollars, the Prime Rate to change as and when such designated rate changes, it being understood that the Prime Rate is not intended to be the lowest rate of interest charged by the Bank in connection with extensions of credit to debtors of any class, or generally.

PRIME RATE LOAN means all LMCS Loans, and any other Loan with a Maturity Date of less than one month after the disbursement thereof.

PROHIBITED TRANSACTION means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

QUINTANA ROO GUARANTY means the guaranty of the Obligations from Quintana Roo, Inc., in substantially the form of Exhibit G hereto.

REAL ESTATE means all real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

REPORTABLE EVENT means any of the events set forth in Section 4043 of ERISA.

SAUCONY CANADA GUARANTY means the guaranty of the Obligations from Saucony Canada, Inc., in substantially the form of Exhibit H hereto.
SAUCONY DEUTSCHLAND GUARANTY means the guaranty of the Obligations from Saucony Deutschland Vertriebs GMBH, in substantially the form of Exhibit I hereto.

SAUCONY SP GUARANTY means the guaranty of the Obligations from Saucony SP Pty Ltd., in substantially the form of Exhibit J hereto.

SAUCONY SPORTS GUARANTY means the guaranty of the Obligations from Saucony Sports BV, in substantially the form of Exhibit K hereto.

SAUCONY UK GUARANTY means the guaranty of the Obligations from Saucony UK, Inc., in substantially the form of Exhibit L hereto.

SUBSIDIARY means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors (or similar governing body) or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

TERMINATION DATE means July 31, 2001.

1.2. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.4, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles

1.3.  OTHER DEFINITIONAL PROVISIONS.

(a) The term "including" is not limiting and means "including without limitation".

(b) The words "hereof", "herein" and "hereunder" and words of similar import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) References to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made.

(d) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly presented.

SECTION 2.  AMOUNT AND TERMS OF THE LOANS

2.1. REVOLVING CREDIT. The Bank agrees on the terms and conditions herein set forth, to make loans, whether LIBO Rate Loans or Prime Rate Loans (including LMCS Loans) (together, the "Loans") to the Borrower and to issue Letters of Credit (subject, however, to the additional terms and conditions of the Letter of Credit Agreement) from time to time during the period from the date of this Agreement up to but not including the Termination Date in an aggregate principal amount of up to fifteen million United States Dollars (US$15,000,000) at any one time outstanding, as such amount may be reduced pursuant to Section 2.2 (the "Commitment"). Each Loan (other than a LMCS Loan) which shall not utilize the Commitment in full shall be in an amount not less than $50,000. Within the limits of the Commitment, the Borrower may borrow, prepay pursuant to Section 2.7, repay pursuant to Section 2.8, and reborrow under this Section 2.1.

2.2. REDUCTION OF COMMITMENT. The Borrower shall have the right, upon written notice to the Bank received at least five (5) Business Days' prior to any anniversary date hereof, to terminate in whole or reduce in part the unused portion of the Commitment as of such forthcoming anniversary date, provided that each partial reduction shall be in the amount of at least $2 million, and provided further that no reduction shall be permitted if, after giving effect thereto, and to any prepayment and/or repayment made therewith, the outstanding and unpaid principal amount of the Loans together with all amounts due under the Letter of Credit Agreement, the face amount of all outstanding Letters of Credit and the unpaid amount of all drafts presented under Letters of Credit but not yet paid shall exceed the Commitment. The Commitment once reduced or terminated may not be reinstated.

2.3 NOTICE AND MANNER OF BORROWING.

(a) At least three Business Days prior to the proposed draw down date of a Loan (other than a LMCS Loan) the Borrower shall provide a written request to the Bank (a "Loan Request"), which shall specify the proposed disbursement date of the requested Loan, the requested Maturity Date and the requested amount. Provided that such Loan Request conforms with the requirements of this Agreement, and upon fulfillment of the applicable conditions set forth herein, the Bank will make such Loan available to the Borrower on the requested disbursement date in immediately available funds by crediting the amount thereof to the Borrower's account with the Bank.

(b) Each LMCS Loan shall be made by the Bank without any prior request by the Borrower.


2.4. INTEREST. The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of each Loan, (i) in the case of Prime Rate Loans, at the Prime Rate less 0.5% per annum, and (ii) in the case of LIBO Rate Loans at the LIBO Rate plus 2.0% per annum. For Prime Rate Loans, any change in the interest rate resulting from a change in the Prime Rate shall be effective as of the opening of business on the day on which such change in the Prime Rate becomes effective. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. Interest shall be paid in immediately available funds (i) in the case of each LIBO Rate Loan, on the relevant Maturity Date thereof and (ii) in the case of each Prime Rate Loan and each LMCS Loan, monthly, in arrears. If any amount due hereunder or under the Note including principal, interest, fees, premiums, expenses or any other amount is not paid when due (whether at maturity, by acceleration or otherwise), then interest shall accrue on such overdue amount at the interest rate then applicable to the outstanding principal amount of the Loan to which such payment relates, plus 4% per annum, for each day counted from the due date thereof until full and effective payment, provided that if such amount would exceed the maximum interest permitted by applicable law, then such interest rate shall be reduced to such maximum permitted amount.

2.5. FEES.

(a) The Borrower agrees to pay to the Bank a commitment fee on the average daily unused portion of the Commitment from the Execution Date until the Termination Date at the rate of 0.375% percent per annum, payable quarterly in arrears on the last day of each calendar quarter and calculated on the basis of a year of 360 days for the actual days elapsed.

(b) The Borrower agrees to pay the following fees in connection with each Letter of Credit: (i) an issuance fee of $30; (ii) a fee of $30 for each amendment thereto; (iii) a negotiation fee of 1/8% of the face amount of each drawing thereunder, subject to a minimum fee for each drawing of $60; and (iv) all out of pocket expenses incurred by the Bank in issuing, amending, processing or enforcing such Letter of Credit, including telex and courier charges.

2.6. EVIDENCE OF DEBT. In addition to the Note, the Bank shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to the Bank, including the amounts of principal and interest payable and paid to the Bank from time to time under this Agreement. The entries made in each account maintained pursuant to the preceding sentence or on the Note shall, to the extent permitted by applicable law, be, absent manifest error, prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Bank to maintain any such account or note any payment on the Note, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) any Loan made to the Borrower in accordance with the terms of this Agreement or any other Obligation.

2.7. PREPAYMENTS. The Borrower shall be entitled to prepay any Loan together with accrued interest thereon; provided that the Borrower gives to the Bank not less than five (5) Business Days' prior written notice of its intention to prepay such Loan, which notice shall state the amount to be prepaid; and, provided, further, that should the Borrower opt to prepay only a portion of such Loan, such prepayment shall be at least US$500,000 or increments thereof. Such notice of prepayment shall be irrevocable. Any prepayment of a LIBO Rate Loan on a date other than the Maturity Date thereof shall include a reimbursement to the Bank for the costs, if any, of re-deploying the funds prepaid.

2.8. REPAYMENT. Subject to Section 2.7, the Borrower shall repay each Loan in full on its respective Maturity Date.

2.9. METHOD OF PAYMENT. The Borrower shall make each payment under this Agreement and under the Note not later than 2:00 p.m. (Boston time) on the date when due in lawful money of the United States to the Bank at its head office in immediately available funds. The Borrower hereby authorizes the Bank to charge any account of the Borrower with the Bank for any amount so due under this Agreement or the Note. Whenever any payment to be made under this Agreement or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and the commitment fee, as the case may be, provided, however, that in the case of payment in respect of a LIBO Rate Loan, if such next succeeding Business Day would fall in the next calendar month, then such payment shall be made on the preceding Business Day.

2.10.  ILLEGALITY.   Notwithstanding any other provisions herein, if at any time the Bank shall have determined in good faith (which determination shall be final and conclusive) that compliance by the Bank with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority shall make it unlawful for the Bank to (i) make or maintain the Commitment, then upon notice by the Bank to the Borrower the Commitment shall terminate; or (ii) to maintain or fund its LIBO Rate Loans then the Bank shall immediately so notify the Borrower thereof and, if required by the Bank the outstanding LIBO Rate Loans, together with interest accrued thereon and any other amounts due with respect thereto under this Agreement (including amounts due pursuant to the final sentence of Section 2.7), shall be immediately prepaid, provided, in such case that the Bank reasonably believes compliance by the Bank requires such prepayment.

2.11. INCREASED COSTS. If after the date of this Agreement any law, rule, regulation, order or directive, whether or not having the force of law, or any interpretation thereof by any Person charged with the interpretation or administration thereof (i) subjects the Bank to any tax, duty or other charge with respect to this Agreement, the Letter of Credit Agreement or the Note, or to any extraordinary tax, or changes the basis of taxation of any payments to the Bank hereunder, under the Letter of Credit Agreement or under the Note (except any change in the rate of tax on the overall income of the Bank imposed by the jurisdiction in which the principal office of the Bank is located), or
(ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank, or shall impose on the Bank any other condition affecting this Agreement, the Letter of Credit Agreement or the Note, and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining any Loan or any Letter of Credit, or to reduce the amount of any payment received or receivable by the Bank, or to impose on the Bank an obligation to make any payment to any fiscal, monetary, regulatory or other authority calculated on or by reference to any amount received or receivable by it under this Agreement, the Letter of Credit Agreement or the Note, by an amount deemed by the Bank to be material, then the Borrower shall pay to the Bank, promptly upon demand, such additional amount or amounts as will compensate the Bank for such increased cost or reduction in the amount received or receivable, provided that in the case of any Prime Rate Loan or LMCS Loan the Bank has not already increased its Prime Rate to take account of such increased cost or reduction. The Bank shall notify the Borrower of any event which will entitle the Bank to such additional amount or amounts pursuant to this Section2.11 as promptly as practicable after becoming aware of such event. A certificate of the Bank setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Bank as provided herein shall be conclusive and binding, absent manifest error.

2.12.  CAPITAL ADEQUACY.   If any law, rule, regulation, direction or guideline
regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Person charged with the interpretation or administration thereof, or compliance by the Bank therewith, affects or would affect the amount of capital required or expected to be maintained by the Bank or any Affiliate of the Bank, and the Bank (taking into consideration its policies with respect to capital adequacy and its desired return on capital) determines that the amount of such capital is increased as a consequence of the Bank's obligations under this Agreement or the Letter of Credit Agreement, then, upon demand by the Bank, the Borrower shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase, provided that in the case of any Prime Rate Loan or LMCS Loan the Bank has not increased its Prime Rate to take account of such increased capital requirement. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

SECTION 3.  CONDITIONS PRECEDENT

3.1. CONDITION PRECEDENT TO INITIAL LOAN. The obligation of the Bank to make the initial Loan to the Borrower and to issue the initial Letter of Credit, whichever is earlier, is subject to the condition precedent that the Bank shall have received on or before the day such Loan is made or such Letter of Credit is issued, each of the following, and each is in form and substance satisfactory to the Bank and its counsel:

(a) The Note, duly executed by the Borrower;

(b) The Letter of Credit Agreement, duly executed by the Borrower;

(c) A Certificate as to Corporate Organization, Standing and Proceedings duly executed by the Chief Operating Officer of the Borrower including, as attachments, (i) a copy of the articles of organization of the Borrower and all amendments thereto as in effect on such date, certified by the Secretary of State of the Commonwealth of Massachusetts; (ii) a true and complete copy of the by-laws of the Borrower, as amended to date; and (iii) true and complete copies of the resolutions adopted by the Board of Directors of the Borrower;

(d) Certificates of legal existence and good standing (including tax good standing) in Massachusetts;

(e) Each of the Guarantees, duly executed in each case by the relevant parties thereto;

(f) Certificates as to Corporate Organization, Standing and Proceedings duly executed by appropriate authorized officers of each Guarantor;

(g) A duly executed original of the favorable legal opinion of counsel for the Borrower as to the due authorization, execution and enforceability of this Agreement, the Note and the Letter of Credit Agreement and such other matters as the Bank and its counsel may reasonably require; and

(h) Such other documents as the Bank shall determine to be reasonably necessary or appropriate.

3.2. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of the Bank to make each Loan (including the initial Loan) and/or to issue each Letter of Credit (including the initial Letter of Credit) shall be subject to the further conditions precedent that on the date of the making of such Loan or the issuance of such Letter of Credit:

(a) The following statements shall be true and, in all cases other than with respect to a LMCS Loan (unless in such case the Bank shall specifically so request), the Bank shall have received a certificate signed by a duly authorized officer of the Borrower dated the date of the making of such Loan or the issuance of such Letter of Credit, as the case may be, stating that:

     (i) Both before and after giving effect to the making of the Loan or the issuance of the Letter of Credit, as the case may be, the representations and warranties contained in Section 4 of this Agreement are correct on and as of the date thereof as though made on and as of such date (except to the extent they relate solely to an earlier date); and

     (ii) No Default or Event of Default has occurred and is continuing, or would result from the making of such Loan or the issuance of such Letter of Credit, as the case may be; and

(b) The Bank shall have received such other documents as the Bank may reasonably request.

SECTION 4.  REPRESENTATIONS AND WARRANTIES

In order to induce the Bank to enter into this Agreement, the Borrower makes the following representations and warranties, with respect to itself and each of its Subsidiaries, to and in favor of the Bank, all of which shall survive the execution and delivery of this Agreement:

4.1. INCORPORATION, GOOD STANDING, AND DUE QUALIFICATION. It is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; it has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and it is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction where the failure to so qualify would have a Material Adverse Effect.

4.2. CORPORATE POWER AND AUTHORITY. The execution, delivery, and performance by it of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders; (b) contravene its charter or bylaws; (c) violate any provision of any law, rule, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to it; (d) result in a material breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which it is a party or by which it or its properties may be bound or affected, breach or default under which would have a Material Adverse Effect; (e) result in, or require, the creation or imposition of any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired. It is not, nor will it be as a result of the execution, delivery and/or performance of the Loan Documents to which it is a party, in default under any material law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or under any indenture, agreement, lease, or instrument referred to in this Section 4.2.

4.3. ENFORCEABILITY. This Agreement, the Letter of Credit Agreement and the Note are legal, valid and binding obligations of the Borrower, and each Guaranty is the legal, valid and binding obligation of the Guarantor that is party thereto, as the case may be, enforceable against the Borrower or such Guarantor, as the case may be, in accordance with its respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

4.4. FINANCIAL STATEMENTS. The consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at January 2, 1998, and the related consolidated and consolidating statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal year then ended, and the accompanying footnotes, together with the opinion thereon, dated March 26, 1998 of Coopers & Lybrand, independent certified public accountants, and the interim consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at April 3, 1998, and the related consolidated and consolidating statement of income and retained earnings for the three month period then ended, copies of which have been furnished to the Bank, are complete and correct and fairly present the financial condition of the Borrower and its Subsidiaries as at such dates and the results of the operations of the Borrower and its Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements), and since April 3, 1998, there has been no change in the condition of the Borrower or any Subsidiary that would have a Material Adverse Effect. Since the date of the most recent financial statements delivered to the Bank, there are no liabilities of the Borrower or any Subsidiary, fixed or contingent, which are material but are not reflected in such financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since the date of such statements.
No information, exhibit, or report furnished by the Borrower to the Bank in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

4.5. LABOR DISPUTES; ACTS OF GOD. Neither its business nor its properties are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) which would have a Material Adverse Effect.

4.6. OTHER AGREEMENTS. It is not a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter, by-law or other corporate restriction which could have a Material Adverse Effect. It is not in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party, which individually, or in the aggregate, would result in a Material Adverse Effect.

4.7. LITIGATION. There are no actions, suits, proceedings or investigations pending or, to its knowledge, threatened against it or its Subsidiaries before any court or administrative agency, which individually or in the aggregate, if adversely determined, would have a Material Adverse Effect.

4.8. NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS. It has satisfied all judgments and is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign, failure of which to comply with would have a Material Adverse Effect.

4.9. OWNERSHIP AND LIENS. The Borrower and each Subsidiary have title to, or valid leasehold interests in, all of their properties and assets, real and personal, including the properties and assets and leasehold interest reflected in the financial statements referred to in Section 4.4 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Borrower or any Subsidiary and none of their leasehold interests is subject to any Lien, except such as may be permitted pursuant to Section 6.1 of this Agreement. It enjoys peaceful and undisturbed possession under all leases which it is now operating. No provision of any such lease is materially burdensome to the respective operations of the Borrower and its Subsidiaries on a consolidated basis. All of such leases are valid and subsisting in full force and effect and neither the Borrower nor any Subsidiary is in violation of any material term of any such lease, where violation would result in a Material Adverse Effect.

4.10. SUBSIDIARIES AND OWNERSHIP OF STOCK. Set forth in Schedule 4.10 is a complete and accurate list of all the Subsidiaries of the Borrower, showing the jurisdiction of incorporation of each and the percentage of the Borrower's ownership of the outstanding stock thereof, as of the date hereof. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid and nonassessable, and is owned by the Borrower free and clear of all Liens. None of the Subsidiaries of the Borrower have any Subsidiaries, except as otherwise indicated on Schedule 4.10.

4.11. ERISA. It, each Subsidiary and each Employee Benefit Plan are in compliance in all material respects with all applicable provisions of ERISA, and, to the extent applicable, the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither it nor any Commonly Controlled Entity has completely or partially withdrawn from a Multiemployer Plan; it and each Commonly Controlled Entity have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA; and neither it nor any Commonly Controlled Entity has incurred any liability to the PBGC under ERISA.

4.12. OPERATION OF BUSINESS. It possesses all licenses, permits, franchises, patents, patent rights and licenses, copyrights, trademarks, and trade names, or rights thereto, material to the conduct of its business as now conducted, and it is not in violation of or conflict with any known rights of others with respect to any of the foregoing, which violation or conflict would have a Material Adverse Effect.

4.13. TAXES. It has filed all tax returns which are required to be filed and all federal, state, municipal, franchise and other taxes shown on such filed returns have been paid as due or have been reserved against, if not yet due, as required by GAAP, consistently applied, and it knows of no unpaid assessments against it.

4.14. APPROVALS. No approval or authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by it of this Agreement, the Note or any other Loan Document to which it is a party, or the transactions contemplated hereby or thereby.

4.15 USE OF PROCEEDS; MARGIN STOCK. The proceeds of the Loans will be used for general working capital purposes and other ordinary business purposes of the Borrower and the issuance of the Letters of Credit will be used for the importation of merchandise by the Borrower. It is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (with the meaning of Regulation U of the Board of Governors Federal Reserve System), and no part of the proceeds of the Loans nor any Letter of Credit will be used to buy or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any purpose which violates, or is inconsistent with, Regulation X of such Board of Governors.

4.16 ENVIRONMENTAL LAWS.

     (a) Neither it, its Subsidiaries, any operator of the Real Estate, nor any operation conducted thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substance Control Act, or any foreign or state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a Material Adverse Effect;

     (b) as of the Execution Date, neither it nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section6903(5), any hazardous substance as defined by 42 U.S.C. Section9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substance") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local or foreign government agency or other third party has conducted or has ordered that it or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances; and

     (c) (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by it, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of it or its Subsidiaries, which releases would have a Material Adverse Effect; and (iv) any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite and disposed of in accordance with applicable Environmental Laws.

SECTION 5.  AFFIRMATIVE COVENANTS

So long as any Loan Document remains in effect, and until all Obligations of the Borrower have been satisfied in full, the Borrower will:

5.1.  FINANCIAL INFORMATION; REPORTING.  Provide to the Bank:

     (a) As soon as available and in any event within sixty days after the end of each of the first three quarters of each fiscal year of the Borrower, a copy of the Borrower's 10-Q report as filed with the Securities and Exchange Commission, or if the Borrower ceases to be a reporting company under the Securities and Exchange Act of 1934, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter, consolidated and consolidating statements of income and retained earnings of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and consolidated and consolidating statements of changes in financial position of the Borrower and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower (subject to year-end adjustments).

     (b) As soon as available and in any event within one hundred and twenty days after the end of each fiscal year of the Borrower, a copy of the Borrower's 10-K report as filed with the SEC, provided that the Borrower is at such time a reporting company under the Securities and Exchange Act of 1934, and, either as part of the 10-K or otherwise, the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year, consolidated and consolidating statements of income and retained earnings of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year, and consolidated and consolidating statements of changes in financial position of the Borrower and its Subsidiaries for such fiscal year, which, in the case of such consolidated statements, shall be audited and certified by accountants of recognized national standing, such certificate to be in such form as generally recognized as unqualified, together with an opinion of such certified public accountants that, to their knowledge, there has occurred no Default or Event of Default, or, if the contrary has appeared from their examination, to state the facts found by them;


     (c) Within forty-five days after the end of each fiscal quarter of the Borrower, a duly completed Compliance Certificate certified as correct by the chief executive officer, chief operating officer or the chief financial officer of the Borrower;

     (d) Promptly upon receipt thereof, copies of any reports submitted to the Borrower or any Subsidiary by independent certified public accountants in connection with examination of the financial statements of the Borrower or any Subsidiary made by such accountants;

     (e) As soon as possible and in any event within ten days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

     (f) Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower or any Subsidiary, which, if determined adversely to the Borrower or such Subsidiary, could have a Material Adverse Effect;

     (g) Promptly after the sending or filing thereof, copies of all proxy statements, financial statements, and reports which the Borrower or any Subsidiary sends to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange;

     (h) As soon as possible, and in any event within five (5) Business Days after the Borrower knows or has reason to know of the occurrence of any Reportable Event or Prohibited Transaction or that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to the Borrower, any Subsidiary or any Commonly Controlled Entity, and promptly but in any event within two (2) Business Days of receipt by the Borrower, any Subsidiary or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five (5) Business Days of the receipt of notice concerning the imposition of withdrawal liability with respect to the Borrower, any Subsidiary or any Commonly Controlled Entity, the Borrower will deliver to the Bank a certificate of the chief financial officer of the Borrower setting forth all relevant details and the action which the Borrower proposes to take with respect thereto;

     (i) Promptly give notice to the Bank (x) of any violation of any Environmental Law that the Borrower or any Subsidiary reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (y) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that potentially will result in a Material Adverse Effect.

     (j) Such other information respecting the condition or operations, financial or otherwise, of the Borrower or any Subsidiary as the Bank may from time to time reasonably request.

5.2. MAINTENANCE OF EXISTENCE. Preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required, except where such failure would not have a Material Adverse Effect.


5.3. MAINTENANCE OF RECORDS. Keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made reflecting all business and financial transactions of the Borrower and its Subsidiaries, such entries to be made in accordance with GAAP, consistently applied, in the case of financial transactions to which GAAP applies.

5.4. MAINTENANCE OF PROPERTIES. Maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

5.5. CONDUCT OF BUSINESS. Continue, and cause each Subsidiary to continue, to engage in an efficient and economical manner in a business of the same general type as conducted by it on the date of this Agreement.

5.6. MAINTENANCE OF INSURANCE. Maintain, and cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated.

5.7. COMPLIANCE WITH LAWS. Comply, and cause each Subsidiary to comply, in all respects with all applicable laws, rules, regulations, and orders of the United States, any state or states thereof or of any political subdivision of any thereof, or of any other foreign or domestic government or governmental authority, the failure of which to comply would have a Material Adverse Effect.

5.8. RIGHT OF INSPECTION. At any reasonable time and from time to time, permit the Bank or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any Subsidiary, and to discuss the affairs, finances, and accounts of the Borrower and any Subsidiary with any of their respective officers and directors and the Borrower's independent accountants.

5.9. OPERATING ACCOUNTS; ACCOUNTS RECEIVABLE. Maintain its primary operating accounts with the Bank and cause the proceeds of its Accounts Receivable to be paid directly to lock boxes maintained by the Bank.

5.10. OBLIGATIONS AND TAXES. Promptly pay and discharge or otherwise satisfy at or before maturity or before they become delinquent all obligations and file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on it or any of its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, and all claims for which sums have become due and payable that have or might become a Lien on its Property, except such obligations, taxes, assessments or claims (i) as are being contested in good faith by appropriate proceedings being diligently pursued and with respect to which reserves in accordance with GAAP have been provided on its books, and (ii) so long as no foreclosure or attachment proceedings have been instituted thereon.

SECTION 6.  NEGATIVE COVENANTS

So long as any Loan Document remains in effect, and until all Obligations of the Borrower have been satisfied in full, the Borrower will not:

6.1. LIENS. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist, any Lien upon or with respect to any of its properties, now owned or hereafter acquired, except:

     (i) Liens in favor of the Bank;

     (ii) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

     (iii) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

     (iv) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

     (v) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (to the extent permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of business;

     (vi) Liens outstanding on the date hereof and described in Schedule 6.1 or any refinancing thereof, but not the extension of the Lien to other property;

     (vii) Liens to secure progress or other partial payments and other Liens of like nature made in the ordinary course of business;

     (viii) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Borrower or any Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

     (ix) Leases or subleases granted in the ordinary course of business; and

     (x) Leases or security interests securing Indebtedness permitted by Section 6.2(iv) so long as the encumbrance created thereby extends only to property purchased or leased with the proceeds of such Indebtedness and so long as such encumbrance does not secure other Indebtedness of the Borrower or Subsidiary in question.

6.2. INDEBTEDNESS. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist, any Indebtedness, except:

     (i) Indebtedness to the Bank;

     (ii) Indebtedness of the Borrower or its Subsidiaries subordinated on terms satisfactory to the Bank to the Borrower's and its Subsidiaries' obligations to the Bank;

     (iii) Indebtedness of the Borrower to any Subsidiary or of any Subsidiary to the Borrower or another Subsidiary;

     (iv) Indebtedness incurred in connection with the lease or purchase of capital equipment in an aggregate principal amount incurred in any fiscal year not to exceed $2 million;

     (v) Indebtedness existing on the Execution Date and listed and described on
Schedule 6.2 hereto; and

     (vi) Indebtedness of the Borrower pursuant to its issuance of up to an aggregate of $12 million (face value) of unsecured notes.

6.3. GUARANTIES, ETC. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable, or permit any Subsidiary to assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, pursuant to an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or pursuant to an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for obligations of any Person, except (i) guarantees in favor of the Bank, and (ii) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

6.4. PURCHASE AND/OR SALE OF ASSETS. Sell, lease, assign, transfer, or otherwise dispose of, or permit any Subsidiary to sell, lease, assign, transfer, or otherwise dispose of, all or any substantial part of its now owned or hereafter acquired assets (including, without limitation, shares of stock and Indebtedness of Subsidiaries, receivables, and leasehold interests), other than in the ordinary course of business, nor acquire the stock or assets of any Person or permit any Subsidiary to do so, other than in the ordinary course of business, except that:

     (a) the Borrower or any Subsidiary may acquire the stock or assets of any Person if (i) no Default or Event of Default has occurred and is continuing or would result from the payment by the Borrower or any Subsidiary of the purchase price thereof and (ii) if the aggregate purchase price together with the aggregate purchase price of all other acquisitions during the same fiscal year of the Borrower does not exceed 10% of the Borrower's Consolidated Net Worth; and

     (b) the Borrower or any Subsidiary may sell, assign or otherwise dispose of any of its assets to any Person if (i) no Default or Event of Default has occurred and is continuing or would result therefrom (ii) such sale, assignment or other disposition is at fair market value, and (iii) the aggregate amount of assets sold during the same fiscal year of the Borrower, when valued at their fair market value, does not exceed 10% of the Borrower's Consolidated Net Worth.

6.5. MERGERS, ETC. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or permit any Subsidiary to do any of the foregoing, except that (i) any Subsidiary may merge into or consolidate with the Borrower,
(ii) any Subsidiary may merge into or consolidate with any other Subsidiary, and
(iii) the Borrower or any Subsidiary may merge or consolidate with any Person acquired in compliance with Section 6.4 provided that (x) the Borrower or the Subsidiary is the surviving corporation, and (y) no Default or Event of Default shall have occurred and be continuing immediately prior to nor shall any Default or Event of Default result from such merger or consolidation.

6.6. DIVIDENDS. Declare or pay any Dividends or permit any Subsidiary to declare or pay any Dividends except, in the case of any Subsidiary, Dividends paid solely to another Subsidiary or to the Borrower.

6.7. INVESTMENTS. Make, or permit any Subsidiary to make, any loan or advance to any Person, or purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, except the Borrower and its Subsidiaries may:
(i) invest in (x) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (y) prime commercial paper and certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank which is a member of the Federal Reserve System having capital and surplus in excess of US$75 million, and (z) mutual funds investing exclusively in securities described in
(x) above or municipal bonds rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (ii) make loans to employees so long as the aggregate amount thereof by the Borrower and its Subsidiaries does not exceed $250,000; (iii) make loans to employees in connection with equity investments in the Borrower by such employees pursuant to the Borrower's 1993 Equity Incentive Plan, as restated as of December 20, 1997;
(iv) make loans to Subsidiaries, and (v) make investments permitted by Section 6.4.


6.8. SALE AND LEASEBACK. Sell, transfer, or otherwise dispose of, or permit any Subsidiary to sell, transfer, or otherwise dispose of, any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property, except to the extent permitted pursuant to Section 6.2(iv).

6.9 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

6.10 COMPLIANCE WITH ENVIRONMENTAL LAWS. Permit itself or any of its Subsidiaries to (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances other than in compliance with applicable law, (ii) cause or permit to be located on any of its Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, other than in compliance with applicable law, (iii) generate any Hazardous Substances on any of the Real Estate other than in compliance with applicable law, (iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or put such Real Estate in violation of any Environmental Law.

6.11. ERISA. With respect to itself and its Subsidiaries: incur any material liability to the PBGC in connection with any Plan; nor allow any circumstance to arise which would permit the PBGC to institute proceedings to terminate any Plan; nor permit any Plan to engage in any "prohibited transaction" or incur any "accumulated funding deficiency", whether or not such deficiency is or may be waived; nor fail to contribute to any Plan to an extent which, or terminate any Plan in a manner which, could result in the imposition of a Lien on the assets of the Borrower or any Subsidiary pursuant to ERISA, nor permit or take any action which would result in the aggregate benefit liabilities of all Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

6.12. ACCOUNTS RECEIVABLE. Sell or factor, or permit any Subsidiary to sell or factor, any of its respective Accounts Receivable.

SECTION 7.  FINANCIAL COVENANTS

So long as any Loan Document remains in effect, and until all Obligations of the Borrower have been satisfied in full:

7.1. MINIMUM TANGIBLE NET WORTH. The Borrower will at all times maintain a Consolidated Tangible Net Worth of not less than the sum of (i) $40 million plus
(ii) one-half of Net Income for each fiscal year starting with fiscal year 1998, and increasing on an annual basis.

7.2. CAPITAL EXPENDITURES. The Borrower and its Subsidiaries will not during any fiscal year of the Borrower, on a consolidated basis, make any Capital Expenditures if, after giving effect thereto, the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries would exceed $2 million during any such fiscal year (including for the current fiscal year amounts already expended).

7.3. CURRENT RATIO. The Borrower will maintain a ratio of Current Assets to Current Liabilities of not less than 2.25 to 1 for each of the March, June and September end fiscal quarters of each fiscal year, and of not less than 2.75 to 1 for the December end fiscal quarter of each fiscal year.

7.4. LEVERAGE RATIO. The Borrower will at all times maintain a ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth of not greater than 0.65 to 1.0.

7.5. INTEREST COVERAGE. The Borrower will maintain, as of the end of each fiscal quarter, a ratio of EBIT for the most recently ended four fiscal quarter period to Interest Expense for such four fiscal quarter period of at least 2.2 to 1.0.

SECTION 8.  EVENTS OF DEFAULT

8.1. EVENTS OF DEFAULT. If any of the following events shall occur:

(a) the Borrower should fail to pay the principal of any Loan when due, or shall fail to pay any interest, fees or other amounts due hereunder, under the Note or under the Letter of Credit Agreement within five days after notice from the Bank;

(b) any material representation or warranty made or deemed made by the Borrower in this Agreement, any Loan Document or any other agreement between the Borrower and the Bank or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document or any other agreement between the Borrower and the Bank shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

(c) the Borrower shall fail to perform or observe any term, covenant, or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed and such failure shall continue for 15 days after notice from the Bank;

(d) the Borrower or any Subsidiary defaults in the payment of the principal of or interest on any of its Indebtedness to the Bank (other than hereunder or under the Note or the Letter of Credit Agreement), or any other Indebtedness in an amount in excess of US$500,000 (or its equivalent in another currency), and any such default shall continue beyond any period of grace provided with respect thereto, or any other default shall have occurred under the terms of any instrument or agreement evidencing or setting forth terms and conditions applicable to any of its Indebtedness to the Bank (other than hereunder or under the Note or the Letter of Credit Agreement), or any other Indebtedness in an amount in excess of US$500,000 (or its equivalent in another currency), if the effect of such default is to cause or permit the holder or holders of such Indebtedness (or anyone acting on behalf of such holder or holders) to cause such Indebtedness to become due prior to its date of maturity unless in the case of Indebtedness other than to the Bank, the Borrower or the Subsidiary obligated thereon is contesting the same in good faith by proper proceedings and no judgment shall have been entered with respect thereto;

(e) failure for 90 days to discharge any attachment or levy on any property of the Borrower or any Subsidiary unless the same is being contested in good faith by proper proceedings, the enforcement thereof is stayed pending the determination of such contest and the Borrower or affected Subsidiary shall have established adequate reserves with respect thereto;

(f) a final judgment, decree, or order for the payment of money in excess of US$250,000 shall be rendered against the Borrower or any of its Subsidiaries and such judgment, decree, or order shall continue, unstayed, unsatisfied and in effect for a period of 30 consecutive days;

(g) the Borrower or any Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv)commence a voluntary case under the federal bankruptcy laws
(as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law providing for relief of debtors, (vi) acquiesce to, or fail to controvert in a timely manner, any petition filed against the Borrower or any Subsidiary in any involuntary case under such bankruptcy laws or other laws providing for relief of debtors, or (vii) take any corporate action for the purpose of effecting any of the foregoing;

(h) a case or other proceeding shall be commenced, without the application or consent of the Borrower or any Subsidiary, in any court of competent jurisdiction, seeking the liquidation, readjustment of debts, or reorganization of the Borrower or any Subsidiary, the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Subsidiary or of all or any substantial part of its assets, or any similar action shall be taken with respect to the Borrower or any Subsidiary under the federal bankruptcy laws (as now or hereafter in effect) or any other laws (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 days, or an order for relief against the Borrower or any Subsidiary shall be entered in an involuntary case under any such laws; or

(i) any Guaranty is for any reason partially or wholly revoked or invalidated or otherwise ceases to be in full force and effect or any governmental authority or Person (other than the Bank) contests in any manner the validity or enforceability of any thereof or any party thereto denies that it has any liability thereunder.

8.2. REMEDIES. If such event is an Event of Default specified in Section 8.1(g) or (h), then automatically (i) the obligation of the Bank to make Loans and to issue Letters of Credit shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement, the Note and the Letter of Credit Agreement shall immediately become due and payable without presentment, demand, protest, or other notices or formalities of any kind, all of which are hereby expressly waived by the Borrower, and (ii) if such event is any other Event of Default the Bank may, by notice to the Borrower, declare (x) the Bank's obligation to make Loans and issue Letters of Credit terminated forthwith, whereupon the Commitment shall immediately terminate and/or (y) the Loans (with accrued interest thereon) and all other amounts owing under this Agreement, the Note and the Letter of Credit Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable without presentment, demand, protest, or other notices or formalities of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the Bank shall have the rights and remedies provided for herein and in the Letter of Credit Agreement, and the rights and remedies provided for herein shall be in addition to the rights and remedies provided therein. Upon the occurrence of any Event of Default, the Bank may require the Borrower to provide it with cash collateral equal to the undrawn amount of any Letter of Credit then outstanding plus the amount of all drafts presented under any Letters of Credit but not yet paid in full.

SECTION 9.  MISCELLANEOUS

9.1. AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9.2. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including facsimile transmissions) and mailed (return receipt requested), transmitted by facsimile or delivered as follows: (i) to the Borrower, at its address first set forth above, Attention: Chief Financial Officer, and (ii) to the Bank, at its address first set forth above, Attention:
Greg Mann; or, as to each party, at such other address or to such other person as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9.2. Except as otherwise provided in this Agreement, all such notices and communications shall be effective when delivered in the case of hand delivery and facsimiles; one day after delivery to a nationally recognized courier service; and two days after being deposited in the mails (return receipt requested), respectively, addressed as aforesaid, except that notices to the Bank pursuant to the provisions of
Section 2 shall not be effective until received by the Bank. In the event the effective date of any notice under the above computation would be other than a Business Day, such notice shall be deemed effective on the next succeeding Business Day.

9.3. NO WAIVER. No failure or delay on the part of the Bank in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

9.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of the Bank. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein and/or in such other Loan Document.

9.5. COSTS, EXPENSES, AND TAXES. The Borrower agrees to pay on demand all costs and expenses incurred by the Bank in connection with the preparation, execution, delivery, filing, and administration of the Loan Documents, and of any amendment, modification, or supplement to the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Bank. The Borrower also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of the Loan Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to hold the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This Section shall survive the termination of this Agreement.

9.6. SURVIVAL OF REPRESENTATIONS AND COVENANTS. All covenants, agreements, representations and warranties made herein and in any certificates or other papers delivered by or on behalf of the Borrower pursuant hereto are material and shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Bank of the Loans and the issuance of the Letters of Credit as herein contemplated, and shall continue in full force and effect until all Obligations have been satisfied in full. All statements contained in any certificate or other paper delivered hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower.

9.7. ENTIRE AGREEMENT. This Agreement and the Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

9.8. INDEMNITY. The Borrower agrees to indemnify and hold harmless the Bank and its officers, directors, employees, agents and representatives (together, the "Indemnified Parties") from and against any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses (including the reasonable fees and expenses of counsel) or disbursements of any kind whatsoever (together, "Liabilities") which may at any time (including following the repayment of the Obligations) be imposed upon, incurred by or asserted against it as a result of, relating to, or arising out of this Agreement, the Note, the Letter of Credit Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Bank under or in connection with any of the foregoing, provided, however, that the Liabilities do not result directly from the gross negligence or wilful misconduct of the relevant Indemnified Party. The Borrower's obligations under this Section shall survive the termination of this Agreement.

9.9. GOVERNING LAW; JURISDICTION. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts. The Borrower agrees that any suit for the enforcement of this Agreement, the Loans and/or the Note may be brought in any state court of the Commonwealth of Massachusetts or in the Federal District Court for the District of Massachusetts and the Borrower irrevocably consents to the non-exclusive jurisdiction of such courts. The Borrower agrees that service of process upon it in any suit brought in any such court may be made upon it by mail to its address in accordance with Section 9.2. The Borrower irrevocably waives any objection that it may now or hereafter have to the venue of any suit brought in any such court or that any such suit has been brought in an inconvenient court.

9.10 ACCEPTANCE OF APPOINTMENT AS PROCESS AGENT FOR GUARANTORS. The Borrower hereby irrevocably accepts its appointment as agent for the service of process for each of Hyde International Services Ltd., Saucony Canada, Inc., Saucony Deutschland Vertriebs GMBH, Saucony SP Pty Ltd., and Saucony Sports BV with respect to claims arising under or relating to each of the Hyde International Services Guaranty, Saucony Canada Guaranty, Saucony Deutschland Guaranty, Saucony SP Guaranty, and Saucony Sports Guaranty.

9.11. SEVERABILITY OF PROVISIONS. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

9.12. CAPTIONS. Captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

9.13. COUNTERPARTS. This Agreement or any amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

9.14. JURY TRIAL WAIVER. THE BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR THE BANK. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BORROWER AND THE BANK ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers, as of the date first above written.



SAUCONY, INC.                 STATE STREET BANK AND TRUST COMPANY
Borrower                      Bank

By:_________________               By:_____________________
Name:                              Name:
Title:                             Title:

                                 SCHEDULE 4.10

                                  SUBSIDIARIES



                                  SCHEDULE 6.1

                                     LIENS



                                  SCHEDULE 6.2

                             EXISTING INDEBTEDNESS






                                   EXHIBIT A

                             Compliance Certificate

The undersigned certifies:

1. He is the [CEO/COO/CFO] of Saucony, Inc. (the "Company"), and, as such, is authorized to execute this Compliance Certificate on behalf of the Company as required pursuant to Section 5.1(c) of the Revolving Credit Agreement dated August 31, 1998 between the Company and State Street Bank and Trust Company.

2. He has reviewed and is familiar with the terms and conditions of the Revolving Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Revolving Credit Agreement.

3. To the best of his knowledge after review of the books of the Company, the following information is accurate as of [insert date]:

A.   Minimum Consolidated Tangible Net Worth

     Consolidated Total Assets                         $
     less:     Consolidated Total Liabilities          $
               intangible assets                       $
               deferred taxes and expenses             $__________
     Consolidated Tangible Net Worth                   $

                                             Actual         $
                                             Required       $__________
                                             Difference     $
                                             Fav (F)/Unfav (U)  F/(U)

B.   Interest Coverage

     EBIT for most recent four fiscal quarters    $
     Interest Expense for most recent
     four fiscal quarters                         $__________

                                                       Actual
                                                       Required       2.2 to 1
                                                       Difference
                                                       Fav (F)/Unfav (U) F/(U)

C.   Leverage

     Consolidated Total Liabilities          $
     Consolidated Tangible Net Worth         $

                                        Actual
                                        Permitted      0.65 to 1
                                        Difference
                                        Fav (F)/Unfav (U)         F/(U)

D.   Current Ratio

     cash                               $
     marketable securities              $
     Accounts Receivable                $
     inventory                          $__________
     Current Assets                     $

     Current Liabilities                $

                                        Actual
                                        Required       __________
                                        Difference
                                        Fav (F)/Unfav (U)         F/(U)

E.   Dividends

     Dividends paid during the current fiscal year by the Borrower    _________
     Dividends paid during the current fiscal year by all Subsidiaries
     excluding Dividends paid to other Subsidiaries or the Borrower   _________


F. Capital leases and purchase money security interests for fiscal year to date

                                        Actual
                                        Permitted $2,000,000
                                        Difference
                                        Fav (F)/Unfav (U)   F/(U)

G. Indebtedness (other than to State Street Bank and Trust Company or between or among Borrower and Subsidiaries)

     i.  Existing Indebtedness

     Indebtedness (other than to Bank) existing on August 31, 1998 ("Existing Indebtedness") $

     Existing Indebtedness still outstanding      $
     ii. Senior unsecured notes

     Senior unsecured notes outstanding           Actual
                                                  Permitted      $12 million
                                                  Difference
                                                  Fav (F)/Unfav (U)   F/(U)

H.   Capital Expenditures for fiscal year to date
                                        Actual              $
                                        Permitted      $2,000,000
                                                        ---------
                                        Difference          $
                                        Fav (F)/Unfav (U)         F/(U)


I.   Acquisitions for fiscal year to date

     Consolidated Net Worth                  $
     10% of Consolidated Net Worth           $

     acquisitions of stock and/or assets for
     fiscal year to date                               $
                                        Permitted      $__________
                                        Difference     $
                                        Fav (F)/Unfav (U)         F/(U)

J.   Dispositions for fiscal year to date

     Consolidated Net Worth                            $
     10% of Consolidated Net Worth                     $

     fair market value of assets sold, transferred or
     otherwise disposed of during fiscal year to date  $
                                        Permitted      $__________
                                        Difference     $
                                        Fav (F)/Unfav (U)         F/(U)



     WITNESS the corporate seal of the Company and the signature of the undersigned as of the ___ day of ______, _____.

                                   By: ______________
                                   Name:
                                   Title: [CEO/COO/CFO]



                                   EXHIBIT B

                                    GUARANTY
                                  (Unlimited)

      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Hyde, Inc., a Massachusetts corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.

      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and the federal courts sitting therein with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue or that such proceeding was brought in an inconvenient forum. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies thereof to it at its address as set forth below. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                         HYDE, INC.


                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:



                                   EXHIBIT C

                                    GUARANTY
                                  (Unlimited)

      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Hyde International Services, Ltd., a Hong Kong corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.

      All payments made by or on behalf of the Guarantor hereunder shall be made free and clear of and without deduction or liabilities for Taxes. The Guarantor agrees to pay when due all Taxes. The Guarantor agrees to indemnify and hold harmless the Bank from and against and reimburse the Bank on demand for, any Taxes and any loss, liability, claim or expense, including interest, penalties and legal fees, that the Bank may incur at any time arising out of or in connection with any failure of the Guarantor to make payment of Taxes when due. In the event that the Guarantor is required by applicable law or regulation to deduct or withhold any Taxes from any amounts payable in respect of this Guaranty, the Guarantor shall promptly pay the Bank such additional amounts as may be required, after the deduction or withholding of Taxes, to enable the Bank to receive from the Guarantor, on the due date thereof, an amount equal to the full amount stated to be payable to the Bank under this Guaranty. "Taxes" shall mean all present and future taxes, levies, imposts, deductions, charges and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by any authority of or in any jurisdiction from or through which payments to or for the account of the Bank hereunder are made, as a result or consequence of such payments, except for income and franchise taxes imposed on the Bank by its jurisdiction of incorporation. Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this paragraph shall survive the payment in full of principal, interest and other amounts hereunder.

      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of Hong Kong, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  The Guarantor guarantees that the Obligations will be paid to the Bank and performed strictly in accordance with their respective terms and the terms of any applicable Obligation Agreement, regardless of any law, regulation, order, decree or directive of any jurisdiction now or hereafter in effect (together, a "Law") that affects any term of or the Bank's rights with respect to any Obligation or under any Obligation Agreement or this Guaranty including without limitation any Law that purports to require or permit the satisfaction of any Obligation other than strictly in accordance with the terms of such Obligation and any Obligation Agreement (such as by the tender of a currency other than the currency (the "Obligation Currency") in which such payment was originally due pursuant to the Obligation and/or the Obligation Agreement) or that restricts the procurement by the Obligor or the Guarantor of the Obligation Currency.

  If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to covert any amount due in any Obligation Currency into any other currency, the rate of exchange used shall be the Bank's spot rate of exchange for the purchase of the Obligation Currency with such other currency at the close of business on the business day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the business day following receipt by the Bank of any payment in a currency other than the Obligation Currency the Bank is able (in accordance with normal banking procedures) to purchase the Obligation Currency with such other currency. If the amount of the Obligation Currency that the Bank is able to purchase with such other currency is less than the amount due in the Obligation Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Bank for the shortfall.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, the United States federal courts sitting therein, and the courts of Hong Kong with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue, that such proceeding was brought in an inconvenient forum, or that such court does not have jurisdiction over it. The Guarantor further agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. For the purpose of proceedings in the courts of the Commonwealth of Massachusetts and the federal courts of the United States sitting therein, the Guarantor hereby irrevocably designates Saucony, Inc., with offices on the date hereof at 13 Centennial Drive, Peabody, Massachusetts, as its agent to accept on its behalf service of any and all process or other documents which may be served in any action or proceeding in any of such courts and further agrees that (1) service upon such agent shall constitute valid and effective service upon it and that failure of such agent to give any notice of such service to it shall not affect the validity of such service or any judgment rendered in any action or proceeding based thereon and (2) service of any and all such process or other documents on it may also be effected by certified mail to its address as set forth below or in any other manner permitted by law. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

  The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment and execution, both before and after judgment, to which it might otherwise be entitled in any action or proceeding in the courts of Hong Kong, of the Commonwealth of Massachusetts, of the federal courts of the United States, or of any other jurisdiction, relating in any way to this Guaranty, and agrees that it will not raise nor claim any such immunity at or in respect of any such action or proceeding.

  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                  HYDE INTERNATIONAL SERVICES, LTD.

                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:





                                   EXHIBIT D

                                    GUARANTY
                                  (Unlimited)

      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Hyde Transition Corp., a Massachusetts corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.

      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and the federal courts sitting therein with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue or that such proceeding was brought in an inconvenient forum. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies thereof to it at its address as set forth below. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                          HYDE TRANSITION CORP.


                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:

                                   EXHIBIT E

                     CONTINUING LETTER OF CREDIT AGREEMENT
                                  (Commercial)


                                                               August 31, 1998


State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

      Saucony, Inc., a Massachusetts corporation, with a mailing address at 13 Centennial Drive, Peabody, Massachusetts 01960-7901 ("Customer") hereby agrees with your bank ("Bank") as follows regarding the issuance of letters of credit by your Bank from time to time for the account of the Customer ("Credits"):

      1.    Issuance of Credits.  Each Credit shall be issued by the Bank at its
            -------------------
option, but if so issued, then substantially in accordance with the Customer's application, including any amendments thereto. As used in this Agreement, the term "Customer" means any party signing the application for a Credit, whether as applicant or account party. Each Credit shall be issued by the Bank subject to the terms and conditions of this Agreement.

      2.    Reimbursement Obligation.  The Customer agrees to pay to the Bank
            ------------------------
the amount required to pay each Draft (as defined below) in immediately available funds. In the case of each sight Draft, such amount shall be payable on demand. In the case of each time Draft, such amount shall be payable on demand but in any event not later than the date of maturity of such Draft. If a Draft is payable in foreign currency, the Customer's payment shall be made in U.S. dollars at the Bank's selling rate for telecommunication transfers of such currency to the place of payment in effect on the date of payment by the Customer or the date of Bank's settlement of its obligation, whichever Bank may require. If there is no selling rate in effect in Boston for making such transfers on the date of payment or settlement, as the case may be, the Customer shall pay to Bank on demand an amount in U.S. Dollars equal to Bank's actual cost of settlement of its obligations. The Customer agrees to comply with all government regulations concerning exchange that apply to the Credits or any Drafts.

      As used in this Agreement, the term "Draft" includes all drafts, acceptances, instruments, advices or other demands for payment under a Credit, and all documents required to be presented under a Credit.

      3.    Payment of Commissions, Interest and Costs.  The Customer agrees to
            ------------------------------------------
pay to Bank on demand: (a) the fees and commissions relating to each Credit at the rates provided for in the Revolving Credit Agreement dated as of August 31, 1998 by and between the Customer and the Bank (the "Credit Agreement"), (b) interest at the rate of 4% per annum above the Prime Rate of the Bank in effect from time to time on each obligation of the Customer under this Agreement to pay money to Bank, computed from the date such payment is due, unless the Bank makes a LMCS Loan to the Customer to finance the payment of any such amount pursuant to the Credit Agreement, and (c) all reasonable costs and expenses incurred by Bank in connection with the Credits or this Agreement, including reasonable attorneys' fees and expenses and charges of other banks. Bank may charge any deposit account of the Customer with the Bank for the payment of the Customer's obligations to the Bank under this Agreement if any such obligation is not paid when due.

      As used in this Agreement, "Prime Rate" means the rate of interest announced by the Bank in Boston from time to time as its "Prime Rate." Each change in the Prime Rate shall be reflected in a corresponding change in the fluctuating rate payable pursuant to this Agreement. Interest shall be calculated on the basis of the actual number of days elapsed and a year of 360 days.

      4.    Licenses.  The Customer agrees to promptly obtain all licenses
            --------
necessary for the import, export or shipment of property referred to in each Credit ("Property"), to comply with all laws, regulations and customs relating to the shipment or financing of Property and all other transactions contemplated by each Credit, and to furnish Bank upon request with evidence of such compliance in such form as Bank may require.

      5.    Default.  Customer shall be in Default hereunder upon: (a) the
            -------
occurrence of any Event of Default as defined in the Credit Agreement, (b) default in the payment or performance of any obligation of the Customer to the Bank under this Agreement, or (c) the promulgation of any law, rule or regulation which prohibits payment under one or more Drafts and which has a material adverse effect (on a consolidated basis) on the Customer's ability to conduct its business.

      6.    Bank's Rights and Remedies.  Upon the occurrence of a Default, Bank
            --------------------------
shall have the rights and remedies provided for in the Credit Agreement and, in addition, Customer's reimbursement obligations contained in Sections 2 and 3 hereof (the "Obligations") shall (unless the Bank otherwise elects) become immediately due and payable without demand, presentment or notice, notwithstanding any credit or time allowed in any instrument evidencing an Obligation or otherwise. The Bank shall also have the right to require the Customer to provide Bank with cash collateral or other collateral of a type and value satisfactory to the Bank in an amount equal to the undrawn amount of all Credits and Drafts then outstanding. With respect to such collateral Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code ("UCC") and the Customer agrees to execute and deliver to the Bank such security agreements and financing statements under the UCC as Bank may require, and to pay the cost of filing the same. Any deposits or other sums at any time credited by or due from the Bank to the Customer, and any Property or documents evidencing the same or any Drafts at any time in the possession of the Bank shall at all times constitute collateral for the Obligations. Bank may apply or set-off deposits against the Obligations regardless of the adequacy of any other collateral at any time after the occurrence of a Default. Bank may apply the net proceeds of any disposition of collateral or set-off to the Obligations in such order as Bank may determine, whether or not due. With respect to Obligations not yet due, including contingent Obligations, Bank may at its option hold collateral (including any proceeds thereof) until all such Obligations have been paid in full.

      7.    Limitations on Bank's Responsibility.  Bank or its correspondents
            ------------------------------------
may accept or pay any Draft substantially complying with the terms of the Credit under which it is drawn, and may make payment upon receipt of advices from a negotiating bank if the terms of a Credit so provide. The Customer agrees that users of Credits shall not be deemed agents of the Bank. Neither Bank nor its correspondents shall be responsible for: (a) any act or omission by the beneficiary of any Credit or any fraud, forgery or other defect not apparent on the face of documents accompanying any Draft, (b) delay in arrival or the failure to arrive of any Property, (c) failure of any Draft to refer adequately to a Credit, (d) failure of documents to accompany a Draft at negotiation or presentment (other than documents expressly required to be presented under a Credit), (e) failure of any party to note the amount of a Draft on the reverse of a Credit or to surrender or take up a Credit or to send forward documents apart from Drafts, (f) failure of any document to strictly conform to the terms of a Credit, or (g) any act, event or circumstance for which the Bank would not be liable under the UCP, as defined in Section 10.

      The happening of any of the acts or events referred to above shall not impair the Bank's rights and powers hereunder or the Customer's Obligations to reimburse Bank, and neither Bank nor its correspondents shall be liable to Customer for any act or omission unless such act or omission by it is in bad faith or constitutes gross negligence, and each action by Bank or its correspondents shall be binding on the Customer. The Customer will promptly examine its copy of each Credit and any amendments thereto and all Drafts and documents from time to time delivered to it by Bank and will promptly notify Bank of any claim of noncompliance with the Customer's instructions or other irregularity. In the event the Customer fails to promptly notify Bank of such noncompliance or irregularity, the Customer shall be deemed to have waived any claim or defense that would otherwise be available to it as a result thereof. In no event shall the Bank be liable to the Customer for any special or consequential damages.

      8.    Customer's Agreement to Indemnify Bank.  Customer agrees to
            --------------------------------------
indemnify Bank and hold it harmless from any loss, cost (including legal costs and reasonable attorneys' fees) or damage it may suffer as a result of: (i) any failure of the Customer to comply with the terms of this Agreement, (ii) obligations and responsibilities imposed by foreign laws and customs for which the Customer is liable to indemnify the Bank under the UCP or (iii) Bank's dishonor of a draft or demand at the Customer's request or pursuant to an injunction.

      9.    Multiple Parties and Successors.  Where the Customer is more than
            -------------------------------
one party, their obligations under this Agreement shall be joint and several and the direction or authorization by any one of them as to any amendment, waiver or other action shall be binding on all of them, and Bank may make demand upon or deliver documents or Property to any one of them without releasing any other party. This Agreement shall be binding upon the Customer and its successors, assigns, and legal representatives, and shall benefit the Bank and its successors and assigns. Bank and its correspondents may receive, accept or pay as complying with the terms of a Credit any Drafts or documents signed by or issued to any successor to the party in whose name the Credit provides that Drafts should be drawn or documents issued, including any legal representative of such person.

      10.   Applicable Law.  Each Credit shall be subject to the Uniform Customs
            --------------
and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and any subsequent revisions thereof ("UCP"), except as the Bank and the Customer may otherwise agree. This Agreement shall be governed by the laws of Massachusetts, and the Customer hereby submits to the jurisdiction of the state and federal courts of such state with respect to any suit arising out of this Agreement or any Credit. Notice to or service of process on the Customer may be made by mailing a copy thereof to its address listed in this Agreement, in the application for a Credit or at the latest address appearing in the Bank's records.

      11.   Miscellaneous.  This Agreement together with the applicable
            -------------
provisions of the Credit Agreement represents the entire understanding between the Bank and the Customer with regard to the Credits, and its provisions may not be modified, waived or amended except by a writing signed by the Bank. This Agreement shall remain in effect until the earlier of (i) receipt by the Bank of written notice from the Customer of its cancellation or (ii) termination of the Credit Agreement. Such cancellation or termination shall not affect the Credits outstanding at the time of such cancellation or the Obligations of the Customer to the Bank with respect thereto, regardless of whenever the same may be due, nor the Customer's obligation to pay any amount then due hereunder. This Agreement is executed as an instrument under seal.


                                    SAUCONY, INC.


                                    By:
                                        --------------------------------
                              Name:
                              Title:



                                   EXHIBIT F

                                PROMISSORY NOTE
                                 --------------

US$15,000,000                                     Boston, Massachusetts
                                                  August 31, 1998


     FOR VALUE RECEIVED, the undersigned, SAUCONY, INC., a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of STATE STREET BANK AND TRUST COMPANY, at its offices at 225 Franklin Street, Boston, Massachusetts (the "Bank") the principal sum of Fifteen Million United States Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, together with interest on the outstanding principal amounts of the Loans, at the rates, on such dates and as otherwise provided for in the Credit Agreement.

     This Note is the Note referred to in the Revolving Credit Agreement (as modified, supplemented or amended from time to time, the "Credit Agreement"), dated as of August 31, 1998, by and between the Borrower and the Bank and is subject to the provisions and entitled to the benefits thereof. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. As provided in the Credit Agreement, this Note is subject to voluntary prepayment, in whole or in part.

     In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note shall be, or may be declared to be, due and payable in the manner and with the effect provided in the Credit Agreement.

     The Borrower hereby waives, to the fullest extent permitted by applicable law, presentment, demand, protest and all notices of any kind in connection with this Note.

     This Note is executed as an instrument under seal, and shall be governed by the laws of the Commonwealth of Massachusetts.

     THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.


                                        SAUCONY, INC.


                                        By:_________________________
                                        Name:
                                        Title:


                                   EXHIBIT G

                                    GUARANTY
                                  (Unlimited)

     In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Quintana Roo, Inc., a Delaware corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

     This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

     The liability of the Guarantor under this Guaranty shall be unlimited.

     The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

     The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

     The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

     If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

     The Guarantor represents and warrants to the Bank that:

     (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

     (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and the federal courts sitting therein with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue or that such proceeding was brought in an inconvenient forum. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies thereof to it at its address as set forth below. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                          QUINTANA ROO, INC.


                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:


                                   EXHIBIT H

                                    GUARANTY
                                  (Unlimited)

      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Saucony Canada, Inc., a Canadian corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.

      All payments made by or on behalf of the Guarantor hereunder shall be made free and clear of and without deduction or liabilities for Taxes. The Guarantor agrees to pay when due all Taxes. The Guarantor agrees to indemnify and hold harmless the Bank from and against and reimburse the Bank on demand for, any Taxes and any loss, liability, claim or expense, including interest, penalties and legal fees, that the Bank may incur at any time arising out of or in connection with any failure of the Guarantor to make payment of Taxes when due. In the event that the Guarantor is required by applicable law or regulation to deduct or withhold any Taxes from any amounts payable in respect of this Guaranty, the Guarantor shall promptly pay the Bank such additional amounts as may be required, after the deduction or withholding of Taxes, to enable the Bank to receive from the Guarantor, on the due date thereof, an amount equal to the full amount stated to be payable to the Bank under this Guaranty. "Taxes" shall mean all present and future taxes, levies, imposts, deductions, charges and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by any authority of or in any jurisdiction from or through which payments to or for the account of the Bank hereunder are made, as a result or consequence of such payments, except for income and franchise taxes imposed on the Bank by its jurisdiction of incorporation. Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this paragraph shall survive the payment in full of principal, interest and other amounts hereunder.

      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.


      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of Canada, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  The Guarantor guarantees that the Obligations will be paid to the Bank and performed strictly in accordance with their respective terms and the terms of any applicable Obligation Agreement, regardless of any law, regulation, order, decree or directive of any jurisdiction now or hereafter in effect (together, a "Law") that affects any term of or the Bank's rights with respect to any Obligation or under any Obligation Agreement or this Guaranty including without limitation any Law that purports to require or permit the satisfaction of any Obligation other than strictly in accordance with the terms of such Obligation and any Obligation Agreement (such as by the tender of a currency other than the currency (the "Obligation Currency") in which such payment was originally due pursuant to the Obligation and/or the Obligation Agreement) or that restricts the procurement by the Obligor or the Guarantor of the Obligation Currency.

  If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to covert any amount due in any Obligation Currency into any other currency, the rate of exchange used shall be the Bank's spot rate of exchange for the purchase of the Obligation Currency with such other currency at the close of business on the business day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the business day following receipt by the Bank of any payment in a currency other than the Obligation Currency the Bank is able (in accordance with normal banking procedures) to purchase the Obligation Currency with such other currency. If the amount of the Obligation Currency that the Bank is able to purchase with such other currency is less than the amount due in the Obligation Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Bank for the shortfall.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, the United States federal courts sitting therein, and the courts of Canada with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue, that such proceeding was brought in an inconvenient forum, or that such court does not have jurisdiction over it. The Guarantor further agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. For the purpose of proceedings in the courts of the Commonwealth of Massachusetts and the federal courts of the United States sitting therein, the Guarantor hereby irrevocably designates Saucony, Inc., with offices on the date hereof at 13 Centennial Drive, Peabody, Massachusetts, as its agent to accept on its behalf service of any and all process or other documents which may be served in any action or proceeding in any of such courts and further agrees that (1) service upon such agent shall constitute valid and effective service upon it and that failure of such agent to give any notice of such service to it shall not affect the validity of such service or any judgment rendered in any action or proceeding based thereon and (2) service of any and all such process or other documents on it may also be effected by certified mail to its address as set forth below or in any other manner permitted by law. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

  The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment and execution, both before and after judgment, to which it might otherwise be entitled in any action or proceeding in the courts of Canada, of the Commonwealth of Massachusetts, of the federal courts of the United States, or of any other jurisdiction, relating in any way to this Guaranty, and agrees that it will not raise nor claim any such immunity at or in respect of any such action or proceeding.

  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                  SAUCONY CANADA, INC.

                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:



                                   EXHIBIT I

                                    GUARANTY
                                  (Unlimited)

      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Saucony Deutschland Vertriebs GmbH, a German corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.

      All payments made by or on behalf of the Guarantor hereunder shall be made free and clear of and without deduction or liabilities for Taxes. The Guarantor agrees to pay when due all Taxes. The Guarantor agrees to indemnify and hold harmless the Bank from and against and reimburse the Bank on demand for, any Taxes and any loss, liability, claim or expense, including interest, penalties and legal fees, that the Bank may incur at any time arising out of or in connection with any failure of the Guarantor to make payment of Taxes when due. In the event that the Guarantor is required by applicable law or regulation to deduct or withhold any Taxes from any amounts payable in respect of this Guaranty, the Guarantor shall promptly pay the Bank such additional amounts as may be required, after the deduction or withholding of Taxes, to enable the Bank to receive from the Guarantor, on the due date thereof, an amount equal to the full amount stated to be payable to the Bank under this Guaranty. "Taxes" shall mean all present and future taxes, levies, imposts, deductions, charges and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by any authority of or in any jurisdiction from or through which payments to or for the account of the Bank hereunder are made, as a result or consequence of such payments, except for income and franchise taxes imposed on the Bank by its jurisdiction of incorporation. Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this paragraph shall survive the payment in full of principal, interest and other amounts hereunder.


      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:


      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of Germany, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  The Guarantor guarantees that the Obligations will be paid to the Bank and performed strictly in accordance with their respective terms and the terms of any applicable Obligation Agreement, regardless of any law, regulation, order, decree or directive of any jurisdiction now or hereafter in effect (together, a "Law") that affects any term of or the Bank's rights with respect to any Obligation or under any Obligation Agreement or this Guaranty including without limitation any Law that purports to require or permit the satisfaction of any Obligation other than strictly in accordance with the terms of such Obligation and any Obligation Agreement (such as by the tender of a currency other than the currency (the "Obligation Currency") in which such payment was originally due pursuant to the Obligation and/or the Obligation Agreement) or that restricts the procurement by the Obligor or the Guarantor of the Obligation Currency.

  If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to covert any amount due in any Obligation Currency into any other currency, the rate of exchange used shall be the Bank's spot rate of exchange for the purchase of the Obligation Currency with such other currency at the close of business on the business day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the business day following receipt by the Bank of any payment in a currency other than the Obligation Currency the Bank is able (in accordance with normal banking procedures) to purchase the Obligation Currency with such other currency. If the amount of the Obligation Currency that the Bank is able to purchase with such other currency is less than the amount due in the Obligation Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Bank for the shortfall.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, the United States federal courts sitting therein, and the courts of Germany with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue, that such proceeding was brought in an inconvenient forum, or that such court does not have jurisdiction over it. The Guarantor further agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. For the purpose of proceedings in the courts of the Commonwealth of Massachusetts and the federal courts of the United States sitting therein, the Guarantor hereby irrevocably designates Saucony, Inc., with offices on the date hereof at 13 Centennial Drive, Peabody, Massachusetts, as its agent to accept on its behalf service of any and all process or other documents which may be served in any action or proceeding in any of such courts and further agrees that (1) service upon such agent shall constitute valid and effective service upon it and that failure of such agent to give any notice of such service to it shall not affect the validity of such service or any judgment rendered in any action or proceeding based thereon and (2) service of any and all such process or other documents on it may also be effected by certified mail to its address as set forth below or in any other manner permitted by law. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

  The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment and execution, both before and after judgment, to which it might otherwise be entitled in any action or proceeding in the courts of Germany, of the Commonwealth of Massachusetts, of the federal courts of the United States, or of any other jurisdiction, relating in any way to this Guaranty, and agrees that it will not raise nor claim any such immunity at or in respect of any such action or proceeding.

  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                  SAUCONY DEUTSCHLAND VERTRIEBS
                                         GmbH


                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:



                                   EXHIBIT J

                                    GUARANTY
                                  (Unlimited)



      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Saucony SP Pty Ltd., an Australian corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.


      All payments made by or on behalf of the Guarantor hereunder shall be made free and clear of and without deduction or liabilities for Taxes. The Guarantor agrees to pay when due all Taxes. The Guarantor agrees to indemnify and hold harmless the Bank from and against and reimburse the Bank on demand for, any Taxes and any loss, liability, claim or expense, including interest, penalties and legal fees, that the Bank may incur at any time arising out of or in connection with any failure of the Guarantor to make payment of Taxes when due. In the event that the Guarantor is required by applicable law or regulation to deduct or withhold any Taxes from any amounts payable in respect of this Guaranty, the Guarantor shall promptly pay the Bank such additional amounts as may be required, after the deduction or withholding of Taxes, to enable the Bank to receive from the Guarantor, on the due date thereof, an amount equal to the full amount stated to be payable to the Bank under this Guaranty. "Taxes" shall mean all present and future taxes, levies, imposts, deductions, charges and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by any authority of or in any jurisdiction from or through which payments to or for the account of the Bank hereunder are made, as a result or consequence of such payments, except for income and franchise taxes imposed on the Bank by its jurisdiction of incorporation. Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this paragraph shall survive the payment in full of principal, interest and other amounts hereunder.

      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of Australia, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.


      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  The Guarantor guarantees that the Obligations will be paid to the Bank and performed strictly in accordance with their respective terms and the terms of any applicable Obligation Agreement, regardless of any law, regulation, order, decree or directive of any jurisdiction now or hereafter in effect (together, a "Law") that affects any term of or the Bank's rights with respect to any Obligation or under any Obligation Agreement or this Guaranty including without limitation any Law that purports to require or permit the satisfaction of any Obligation other than strictly in accordance with the terms of such Obligation and any Obligation Agreement (such as by the tender of a currency other than the currency (the "Obligation Currency") in which such payment was originally due pursuant to the Obligation and/or the Obligation Agreement) or that restricts the procurement by the Obligor or the Guarantor of the Obligation Currency.

  If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to covert any amount due in any Obligation Currency into any other currency, the rate of exchange used shall be the Bank's spot rate of exchange for the purchase of the Obligation Currency with such other currency at the close of business on the business day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the business day following receipt by the Bank of any payment in a currency other than the Obligation Currency the Bank is able (in accordance with normal banking procedures) to purchase the Obligation Currency with such other currency. If the amount of the Obligation Currency that the Bank is able to purchase with such other currency is less than the amount due in the Obligation Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Bank for the shortfall.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, the United States federal courts sitting therein, and the courts of Australia with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue, that such proceeding was brought in an inconvenient forum, or that such court does not have jurisdiction over it. The Guarantor further agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. For the purpose of proceedings in the courts of the Commonwealth of Massachusetts and the federal courts of the United States sitting therein, the Guarantor hereby irrevocably designates Saucony, Inc., with offices on the date hereof at 13 Centennial Drive, Peabody, Massachusetts, as its agent to accept on its behalf service of any and all process or other documents which may be served in any action or proceeding in any of such courts and further agrees that (1) service upon such agent shall constitute valid and effective service upon it and that failure of such agent to give any notice of such service to it shall not affect the validity of such service or any judgment rendered in any action or proceeding based thereon and (2) service of any and all such process or other documents on it may also be effected by certified mail to its address as set forth below or in any other manner permitted by law. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

  The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment and execution, both before and after judgment, to which it might otherwise be entitled in any action or proceeding in the courts of Australia, of the Commonwealth of Massachusetts, of the federal courts of the United States, or of any other jurisdiction, relating in any way to this Guaranty, and agrees that it will not raise nor claim any such immunity at or in respect of any such action or proceeding.

  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                  SAUCONY SP PTY LTD.

                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:



                                   EXHIBIT K

                                    GUARANTY
                                  (Unlimited)

      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Saucony Sports BV, a Netherlands corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.

      All payments made by or on behalf of the Guarantor hereunder shall be made free and clear of and without deduction or liabilities for Taxes. The Guarantor agrees to pay when due all Taxes. The Guarantor agrees to indemnify and hold harmless the Bank from and against and reimburse the Bank on demand for, any Taxes and any loss, liability, claim or expense, including interest, penalties and legal fees, that the Bank may incur at any time arising out of or in connection with any failure of the Guarantor to make payment of Taxes when due. In the event that the Guarantor is required by applicable law or regulation to deduct or withhold any Taxes from any amounts payable in respect of this Guaranty, the Guarantor shall promptly pay the Bank such additional amounts as may be required, after the deduction or withholding of Taxes, to enable the Bank to receive from the Guarantor, on the due date thereof, an amount equal to the full amount stated to be payable to the Bank under this Guaranty. "Taxes" shall mean all present and future taxes, levies, imposts, deductions, charges and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by any authority of or in any jurisdiction from or through which payments to or for the account of the Bank hereunder are made, as a result or consequence of such payments, except for income and franchise taxes imposed on the Bank by its jurisdiction of incorporation. Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this paragraph shall survive the payment in full of principal, interest and other amounts hereunder.

      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.


      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Netherlands, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  The Guarantor guarantees that the Obligations will be paid to the Bank and performed strictly in accordance with their respective terms and the terms of any applicable Obligation Agreement, regardless of any law, regulation, order, decree or directive of any jurisdiction now or hereafter in effect (together, a "Law") that affects any term of or the Bank's rights with respect to any Obligation or under any Obligation Agreement or this Guaranty including without limitation any Law that purports to require or permit the satisfaction of any Obligation other than strictly in accordance with the terms of such Obligation and any Obligation Agreement (such as by the tender of a currency other than the currency (the "Obligation Currency") in which such payment was originally due pursuant to the Obligation and/or the Obligation Agreement) or that restricts the procurement by the Obligor or the Guarantor of the Obligation Currency.

  If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to covert any amount due in any Obligation Currency into any other currency, the rate of exchange used shall be the Bank's spot rate of exchange for the purchase of the Obligation Currency with such other currency at the close of business on the business day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the business day following receipt by the Bank of any payment in a currency other than the Obligation Currency the Bank is able (in accordance with normal banking procedures) to purchase the Obligation Currency with such other currency. If the amount of the Obligation Currency that the Bank is able to purchase with such other currency is less than the amount due in the Obligation Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Bank for the shortfall.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, the United States federal courts sitting therein, and the courts of the Netherlands with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue, that such proceeding was brought in an inconvenient forum, or that such court does not have jurisdiction over it. The Guarantor further agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. For the purpose of proceedings in the courts of the Commonwealth of Massachusetts and the federal courts of the United States sitting therein, the Guarantor hereby irrevocably designates Saucony, Inc., with offices on the date hereof at 13 Centennial Drive, Peabody, Massachusetts, as its agent to accept on its behalf service of any and all process or other documents which may be served in any action or proceeding in any of such courts and further agrees that (1) service upon such agent shall constitute valid and effective service upon it and that failure of such agent to give any notice of such service to it shall not affect the validity of such service or any judgment rendered in any action or proceeding based thereon and (2) service of any and all such process or other documents on it may also be effected by certified mail to its address as set forth below or in any other manner permitted by law. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

  The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment and execution, both before and after judgment, to which it might otherwise be entitled in any action or proceeding in the courts of the Netherlands, of the Commonwealth of Massachusetts, of the federal courts of the United States, or of any other jurisdiction, relating in any way to this Guaranty, and agrees that it will not raise nor claim any such immunity at or in respect of any such action or proceeding.

  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                  SAUCONY SPORTS BV


                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices:



                                   EXHIBIT L

                                    GUARANTY
                                  (Unlimited)

      In consideration of State Street Bank and Trust Company (State Street Bank and Trust Company, and any of its subsidiaries, affiliates, or offices, collectively the "Bank") making extensions of credit or extending other financial or banking accommodations to Saucony, Inc. (the "Obligor"), Saucony UK, Inc., a Massachusetts corporation (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank at the place specified therefor, or if no place is specified at the office designated by the Bank, of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations").

      This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor's liability hereunder has been discharged in full and all Obligations have been fulfilled.

      The liability of the Guarantor under this Guaranty shall be unlimited.

      The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

      The Guarantor acknowledges that the execution, delivery and performance hereof is not done with the intention of hindering, delaying or defrauding creditors of the Guarantor and that, contemporaneous with the execution hereof, it has received fair and adequate consideration in exchange for the guaranty of the Obligations and for the performance of the terms hereof, and the Guarantor represents and warrants that such guaranty will not (i) render it insolvent,
(ii) leave it undercapitalized or (iii) prevent it from meeting its obligations as the same become due and payable, or otherwise constitute a "fraudulent conveyance" or "fraudulent transfer" as defined under applicable law.

      The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any agreement, document, instrument, security or other writing (each an "Obligation Agreement") evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any Obligation Agreement or any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

      If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty to the same extent as if the Guarantor had at all times been the primary obligor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time upon the occurrence and continuation of an Event of Default (as defined in the Revolving Credit Agreement dated August 31, 1998 between the Obligor and the Bank), without notice to the Guarantor.

      The Guarantor represents and warrants to the Bank that:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (ii) has all requisite corporate power and authority to own its property and conduct its business as is now conducted by it, and (iii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Guarantor.

      (b) The execution, delivery and performance of this Guaranty (i) is within the Guarantor's power and authority, (ii) has been authorized by all necessary corporate proceedings, (iii) does not and will not require consent of the stockholders of the Guarantor or approvals of, or notice to or filing with, any governmental authority, (iv) will not contravene any provision of the Guarantor's charter or bylaws or any law, rule or regulation applicable to the Guarantor, and (v) will not constitute a default under any other agreement, order or undertaking binding on the Guarantor.

  (c) This Guaranty has been duly executed and delivered by it and constitutes the legal, valid and binding and enforceable obligations of the Guarantor, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.


  (d) There are no actions, suits, proceedings or investigations pending, or to the knowledge of the officers of the Guarantor, threatened against the Guarantor.

  (e) The extensions of credit and other financial and banking accommodations made by the Bank to the Obligor will be of benefit to the Guarantor, will be used by the Obligor to fund certain of the operations of the Guarantor, and the Board of Directors of the Guarantor has determined that the giving of this Guaranty is necessary and convenient to the business of the Guarantor.

  This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 225 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

  The Guarantor agrees to do all such things and execute all such documents as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

  This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns, provided that the Guarantor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Bank. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a wavier thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided are cumulative and not exclusive of any remedies provided by law or any other agreement.

  This Guaranty is intended to take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of laws rules. The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and the federal courts sitting therein with respect to any action, suit or proceeding arising out of, relating to or resulting from this Guaranty or the obligations hereunder, and irrevocably waives any defense on the basis of venue or that such proceeding was brought in an inconvenient forum. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies thereof to it at its address as set forth below. Nothing herein shall prevent the Bank from bringing proceedings in any competent court of any jurisdiction where the Guarantor has interests or assets or prevent any such court from accepting jurisdiction in such proceedings in relation to such interests or assets.

  THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY OR THE OBLIGATIONS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer or representative, as of this 31st day of August, 1998.

                                          SAUCONY UK, INC.


                                          By: _________________
                                          Name:
                                          Title:
Witness:

_________________                         Address for Notices: